Exhibit 10.3

CHINA SXT PHARMACEUTICALS, INC.

178 Taidong Rd North, Taizhou

Jiangsu Province, China

December 13, 2019

[INVESTOR]
[INVESTOR’S ADDRESS]

Dear Sirs:

Reference is hereby made to (a) that certain Securities Purchase Agreement, dated as of April 16, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “SPA”), by and among CHINA SXT PHARMACEUTICALS, INC., a company organized under the laws of the British Virgin Islands (the “Company”), the undersigned (the “Investor”) and the other buyers signatory thereto (the “Buyers”), pursuant to which, among other things, the Company sold, and the Investor, in its capacity as a Buyer, purchased (i) a Series A Note (as defined in the Forbearance Agreement), (ii) a Series B Senior Secured Convertible Note (as defined in the Forbearance Agreement), (iii) a Series A Warrant to purchase 298,329 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series A Notes, and (D) a Series B Warrant to purchase 149,165 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series B Notes (Series A Note, Series B Note, Series A Warrant and Series B Warrant, collectively, the “Securities”); and (b) that certain Forbearance and Amendment Agreement, dated December 13, 2019, by and between the Company and the Investor (the “Forbearance Agreement”), pursuant to which the Company agreed to redeem the Series A Note for a cash amount equal to the Forbearance Redemption Amounts (as defined in the Forbearance Agreement). Capitalized terms not defined herein shall have the meaning as set forth in the Forbearance Agreement.

In consideration of the Company’s agreement to enter into the Forbearance Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Effective Date, the Investor hereby agrees, solely for the benefit of the Company that, without the prior written consent of the Company, neither the Investor, nor any affiliate of the Investor which (x) had or has knowledge of the transactions contemplated by the SPA and Forbearance Agreement, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments, in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such affiliate’s investments or trading (together, the “Investor’s Trading Affiliates”), collectively will, during Forbearance Period, sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) , any Ordinary Shares issued in any Permitted Transaction (collectively, the “Restricted Securities”) on any Trading Day (each date of determination, each a “Measuring Date”), if such sale, together with all prior sales of Restricted Securities by the Investor on such Measuring Date, exceed 20% of the daily composite trading volume of the Ordinary Shares (as reported by Bloomberg, LP for such Measuring Date) (the “Daily Limit”); provided that any other sales of Ordinary Shares on such Measuring Date (excluding any sales of Restricted Securities) shall not be included in the Daily Limit calculation above.

For the purpose of this Leak-Out Agreement, the following definitions shall apply:

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental or any department or agency thereof.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Investor may, directly or indirectly, sell or transfer all, or any part, of the Restricted Securities (or any securities convertible or exercisable into Restricted Securities, as applicable) to any Person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement with respect to such transferred Restricted Securities (or such securities convertible or exercisable into Restricted Securities, as applicable) (an “Assignee Agreement”) and sales of the Investor and all Assignees shall be aggregated for all purposes of this Leak-Out Agreement and all Assignee Agreements.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing.

This Leak-Out Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this letter agreement, the other parties hereto would not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

[Signature page follows]

[SIGNATURE PAGE TO LEAK-OUT]

Agreed to and Acknowledged:

CHINA SXT PHARMACEUTICALS, INC.

By:
Name:
Title:

[INVESTOR]

By:
Name:
Title:

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